Exhibit 10.24

Loan Agreement

Date: 19 March 2025 OTSAW DIGITAL PTE LTD

10 Tampines North Drive 4

#01-03, JTC Space @ Tampines North 528553 Singapore

Attention: Ling Ting Ming

LOAN AGREEMENT BETWEEN

Capital, Credit & Risk Partners Pte Ltd and Otsaw Digital Pte Ltd

Dear Sirs,

Further to our discussions, this Loan Agreement (including the appendix or appendices which form part of this Loan Agreement) shall contain the terms and conditions of the facilities that we shall be pleased to extend. Please note that this document shall be read together with the appendix or appendices (as the case may be) annexed thereto as may be varied, modified or supplemented from time to time with the agreement of the Lender and the Borrower.

TERMS AND CONDITIONS

INTERPRETATION:

A.	Unless the context requires otherwise, the following expressions shall have the following meanings in this Loan Agreement:

“Appendix” refers to the appendix or appendices annexed to this Loan Agreement;

“Assets” shall be construed as a reference to the whole or any part of the business, undertaking, property, assets and revenue (including any right to receive revenue) of any Obligor to secure the Facilities pursuant to this Loan Agreement, if applicable;

“Borrower” refers to the party who had signed this Loan Agreement and to whom the Facilities are to be made available;

“Business Day” means a business day (other than a Saturday or Sunday or a gazetted public holiday) on which banks are open for general business in Singapore;

“Corporate Guarantee” means the corporate guarantee executed or to be executed by the Corporate Guarantor in the Lender’s prevailing standard form in favour of the Lender;

“Corporate Guarantor” means who will execute or may have executed a Corporate Guarantee in favour of the Lender in respect of the Facilities;

Capital, Credit & Risk Partners Pte. Ltd., 7 Holland Village Way, Lobby B, #05-03/04/05, Singapore 275748

Private & Confidential

Loan Agreement

“Event of Default” and “Events of Default” mean any or all (as the context may require) of the Events of Default mentioned in Clause 12 (Events of Default);

“Facilities” means the loan facility granted or to be granted by the Lender to the Borrower pursuant to this Loan Agreement, the details of which are set out in this Loan Agreement and any other additional or further advances, loans, credit and/or other facilities or accommodations that may be granted or made by the Lender to the Borrower from time to time on the terms and conditions as may be agreed between the Lender and the Borrower, and any such other terms and conditions as the Lender may be permitted to impose;

“Finance Documents” means, collectively, this Loan Agreement, the Security Documents and any other document designated as such by the Lender and the Borrower, as may be revised, varied or supplemented from time to time, as the context may require;

“Insolvency Proceedings” means any proceeding specified as such under Clause 12.2(i);

“Loan Agreement” means the terms and conditions relating to the Facilities granted or to be granted by the Lender to the Borrower, the details of which are as set out in this Loan Agreement;

“Obligors” means the Borrower, the Personal Guarantor, the Corporate Guarantor, the Subordinated Lender and any other persons providing security / guarantee for all or any part of the Total Indebtedness or other indebtedness or liability of the Borrower to the Lender, and “Obligor” means each or any of them;

“Person” shall be construed as a reference to any individual, company, corporation, body corporate, government, state, agency of a state or association with legal personality;

“Personal Guarantee” means the personal guarantee executed or to be executed by the Personal Guarantor in the Lender’s prevailing standard form in favour of the Lender;

“Personal Guarantor” means any person who will execute or may have executed a Personal Guarantee in favour of the Lender in respect of the Facilities;

“Potential Event of Default” means an event or happening which would be likely to constitute an Event of Default if all notices to be given, determinations to be made, periods of time to have expired and/or conditions to be satisfied under Clause 12.1 to make such event or happening an Event of Default had been given, made, expired and/or been satisfied (as the case may be);

“Security Documents” means:

(1)	the Personal Guarantee;

(2)	the Corporate Guarantee;

(3)	the Debenture (Floating Charge over inventory);

(4)	Deed of Subordination; and

(5)	all other documents, agreement consent or instrument for filing designated as a Security Document by the Lender and all other documents for the time constituting the security / guarantee or relating to the security / guarantee (whether executed pursuant to this Loan Agreement or otherwise) for all or any part of the Total Indebtedness or other indebtedness or liability of the Borrower to the Lender, and “Security Document” means each or any of them;

Capital, Credit & Risk Partners Pte. Ltd., 7 Holland Village Way, Lobby B, #05-03/04/05, Singapore 275748

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Loan Agreement

“Security Interest” means any mortgage, pledge, lien, hypothecation, assignment by way of security, contractual right of set-off, title retention, security interest, charge, encumbrance or other arrangement of any kind whatsoever conferring security or the effect of which is to confer security for the Borrower’s obligations under this Loan Agreement (howsoever created or existing) and any agreement for any of the same;

“Subordinated Indebtedness” has the meaning given in the Deed of Subordination;

“Subordinated Lender” means any person whom the Borrower is indebted to and whose indebtedness is a Subordinated Indebtedness;

“Subsidiary” means a subsidiary as defined under Section 5 of the Companies Act 1967; or its equivalent under any law, statute or act in the country of incorporation of the Borrower or any Obligor (as the case may be);

“Related Company” or “Related Companies” means a related company as defined under Section 6 of the Companies Act 1967; or its equivalent under any law, statute or act in the country of incorporation of the Borrower or any Obligor (as the case may be); and

“Total Indebtedness” means, at any time, all amounts (whether of principal, interest, fees, costs, expenses or otherwise) at that time owing or payable (whether certain or contingent and whether or not matured) in connection with or arising out of any Facilities from time to time extended or granted by the Lender to the Borrower whether solely or jointly with any other person or persons pursuant to the terms and conditions of any facility document in any manner howsoever arising, or otherwise agreed to be paid by the Borrower in connection with or arising out of any provisions in the Finance Documents (including any drawings exceeding the limits based on the Finance Documents if requested by the Borrower and allowed by the Lender and any amounts for which the Borrower is liable to indemnify the Lender in any matter whatsoever).

B.	The headings in this Loan Agreement are inserted for convenience only and shall not affect the interpretation of this Loan Agreement.

C.	References herein to Clauses and the Appendix are references to clauses and appendices of this Loan Agreement.

D.	Unless the context requires otherwise, words (including words defined herein) denoting the singular number shall also include the plural and vice versa, and words denoting any gender shall include any other gender.

E.	The provisions in the Appendix are an integral part of this Loan Agreement.

F.	All references to any document or agreement (including the Appendix) are to be construed as references to such document or agreement as amended, varied, modified or supplemented from time to time and any document or agreement in addition to or in substitution therefor.

G.	References to times of the day shall (unless otherwise stated) be references to Singapore time.

H.	References to a day, month or year shall be construed by reference to the Gregorian calendar.

Capital, Credit & Risk Partners Pte. Ltd., 7 Holland Village Way, Lobby B, #05-03/04/05, Singapore 275748

Private & Confidential

Loan Agreement

IT IS AGREED as follows:

1.	INTEREST: GENERAL

1.1	Interest on all amounts due and/or owing under or in connection with this Loan Agreement (including default interest) shall, unless the Lender specifically provides otherwise in writing, be calculated on a daily basis with monthly rests and compounded monthly on the last day of each calendar month based on a 365-day or 360-day year (as the case may be) or on such other basis as may be prescribed by the Lender from time to time.

1.2	All interest (including default interest) shall be charged and payable at the respective rates and on the respective dates as set out in the Appendix (or such other part of the Finance Documents if not set out in the Appendix) or at such rates and on such dates as may be prescribed by the Lender from time to time up to the date of full payment of the amounts due or the due date thereof (whichever is later) both before as well as after any judgement obtained.

1.3	Where interest rates are pegged to a reference rate, they are quoted on the condition that the reference rate will not be lower than zero.

1.4	Any change regarding the interest payable under this Loan Agreement shall take effect on the date falling one (1) month after the date of the Lender’s written notice to the Borrower.

2.	INTEREST: DEFAULT INTEREST

Where the Borrower is permitted to utilise any facility prior to formal activation or if any amount under any facility is unpaid on its due date or upon termination of that facility or if any utilisation of any facility has resulted in the permitted limit being exceeded, default interest on such utilised, overdue or excess sum shall be payable above the contracted interest payable on the Facilities and may be compounded monthly or at such other intervals as may be determined by the Lender subject to, in the case of utilisation of any facility prior to formal activation or exceeding the limits, a monthly minimum charge of such amount as may be prescribed by the Lender from time to time.

3.	REPAYMENT

3.1	The Total Indebtedness shall be repaid in full upon the maturity of the Facilities unless the Lender renews the Facilities in the manner as set out under this Loan Agreement.

3.2	Without affecting the generality of Clause 12, the failure to repay or the late repayment the Total Indebtedness shall be an Event of Default unless such is expressly waived by the Lender.

4.	EARLY PREPAYMENT

4.1	The Lender may at its discretion allow the Facilities to be prepaid either in full or part before the maturity date and either with or without a prepayment fee. Unless otherwise prescribed by the Lender, the prepayment fee as set out in the Appendix shall apply.

4.2	If the Borrower intends to prepay the Facilities, the Borrower shall serve on the Lender at least one (1) month’s prior written notice. If such notice is not served, the Borrower shall pay to the Lender at least one (1) month’s interest in lieu of notice.

4.2	Partial prepayments are allowed only in multiplies of Singapore Dollars Ten Thousand ($10,000).

Capital, Credit & Risk Partners Pte. Ltd., 7 Holland Village Way, Lobby B, #05-03/04/05, Singapore 275748

Private & Confidential

Loan Agreement

5.	COSTS AND EXPENSES

The Borrower shall pay on a full indemnity basis all stamp duties, other taxes, levies, legal costs, administrative fees, insurance premiums, inspection fees, valuation fees and all other costs and expenses incurred by the Lender in connection with the preparation, negotiation, execution, protection, registration, perfection, delivery, performance, exercise or enforcement of the Finance Documents and all other documents in connection with the Facilities (whether or not after the acceptance of the Finance Documents such Facilities are proceeded with or aborted or cancelled for any reason whatsoever prior to drawing or utilisation). Where the Lender has made payment on behalf of the Borrower, the Borrower shall indemnify and reimburse the Lender in full.

6.	RIGHT OF SET-OFF

In addition to all other rights and remedies available to the Lender and without prejudice to any Security Interest (now existing or to be created at a later date), the Lender may at any time without notice (whether before or after demand), set off, combine, consolidate or merge any amounts (whether in full or in part) and any other obligation of the Lender owed to the Borrower towards the satisfaction of the Total Indebtedness whether such Total Indebtedness be present or future, actual or contingent, joint or several, primary or collateral, accrued or not and notwithstanding whether any amount owed to the Borrower by the Lender and the Total Indebtedness are in the same currency or not.

7.	REQUEST FOR DOCUMENTS, INFORMATION AND MATERIALS

The Borrower shall provide and shall procure that each Obligor shall provide the Lender upon request all statements, accounts, other documents, materials, explanations and other information (except documents, information and materials of a proprietary nature) regarding or in connection with their constitution, business, property, assets, operations and finances as may be reasonably required by the Lender from time to time (and including such documents, information and materials as set out in the Appendix).

8.	RIGHTS AND OBLIGATIONS BINDING ON BORROWER AND OBLIGOR

The Borrower acknowledges that the rights given to the Lender in the Finance Documents and the obligations of the Borrower or any Obligor to the Lender shall be binding on the Borrower or each Obligor and each of their successors and shall not be determined or discharged or in any way prejudiced or affected by (a) any liquidation (whether compulsory or voluntary), receivership or insolvency affecting the Borrower or any Obligor, or (b) any change of or effect on the Borrower’s or any Obligor’s (or any of its partners, as the case may be) constitution whether by way of amalgamation, consolidation, reconstruction or otherwise, or (c) any change in the Lender’s constitution whether by way of amalgamation, consolidation, reconstruction or otherwise, or (d) any death, bankruptcy, insanity, invalidity, retirement, admission, dissolution or other disability affecting the Borrower or any Obligor (or any of its partners as the case may be), or I any event of force majeure, and the Borrower shall procure each Obligor to acknowledge the same.

Capital, Credit & Risk Partners Pte. Ltd., 7 Holland Village Way, Lobby B, #05-03/04/05, Singapore 275748

Private & Confidential

Loan Agreement

9.	INDEMNITY

9.1	The Borrower shall fully indemnify the Lender against all losses howsoever suffered or to be suffered by the Lender as a result of or in connection with any advances prepaid, any advances requested for but not made, and any transaction terminated before the contracted maturity date unless arising solely and directly from the gross negligence, wilful default or fraud of the Lender.

9.2	The Borrower shall procure that each Obligor shall fully indemnify the Lender from and against (a) all losses suffered or to be suffered by the Lender in connection with or arising from the Facilities and/or the Finance Documents to which that Obligor is a party, or for anything done or omitted in the exercise or purported exercise of the powers herein contained or occasioned by that Obligor’s breach of any representation, warranty, undertaking or obligations to the Lender therein and (b) all claims, actions and proceedings against the Lender by any purchaser of any Assets provided as collateral to the Lender under any Finance Document and any losses which the Lender has suffered or may suffer by reason of any defect in the Obligor’s title to those Assets.

9.3	The Borrower shall procure that each Obligor shall pay the Lender on demand the amount indemnified and shall pay interest on the sums demanded at such rate as the Lender may prescribe from time to time from the date of demand to the date of full payment, and in the event the Lender does not prescribe the interest rate, the Obligor shall pay interest at the contractual interest rate plus the default interest rate as set out in the Appendix.

10.	REPRESENTATIONS AND WARRANTIES

10.1	The Borrower represents and warrants to the Lender that:

(a)	where it is a corporation, the Borrower and each Obligor is duly incorporated or otherwise properly constituted and validly existing and has power to own its property and Assets under the law of its place of incorporation or constitution and, where the Obligor is an individual, is at least the legal age of majority and independent;

(b)	the Borrower and each Obligor has full capacity, power and authority to execute, deliver, exercise its rights, perform and comply with its obligations under the Finance Documents;

(c)	the Borrower’s and each Obligor’s execution and delivery of and performance of its obligations under the Finance Documents does not and will not violate or conflict with or constitute a default or exceed any limitation under any provision of its constitutional documents or any instrument or agreement with any other party or of any law;

(d)	the Finance Documents constitute the Borrower’s and each Obligor’s legal, valid and binding obligations enforceable against it in accordance with its terms;

(e)	the choice of Singapore law as the governing law of the Finance Documents will be recognised and enforced in its jurisdiction of incorporation or constitution or residence and any judgment obtained in Singapore in relation to the Finance Documents will be recognised and enforced in its jurisdiction of incorporation or constitution or residence;

(f)	it is not required under the law of its place of incorporation or constitution or residence to make any deduction for or on account of tax from any payment it may make under any Finance Document;

Capital, Credit & Risk Partners Pte. Ltd., 7 Holland Village Way, Lobby B, #05-03/04/05, Singapore 275748

Private & Confidential

Loan Agreement

(g)	under the law of its jurisdiction of incorporation or constitution or residence, it is not necessary that the Finance Documents be filed, recorded or enrolled with any court or other authority in that jurisdiction or that any stamp, registration or similar tax be paid on or in relation to the Finance Documents or the transactions contemplated by the Finance Documents and if any aforementioned is necessary, the Borrower and each Obligor individually undertake that all of such aforementioned action or payment have been done or will be done within the requisite time;

(h)	all actions, conditions and anything whatsoever (including obtaining or maintaining of authorisations, consents, approvals or licenses including exchange control approvals) required or desirable in order to enable the Borrower and/or each Obligor to lawfully enter into, exercise its rights under, perform and comply with its obligations under the Finance Documents, to make the Finance Documents admissible in evidence in its jurisdiction of incorporation or constitution or residence, to create the Security Interest under the Finance Documents or to carry on its business have been taken, obtained, fulfilled and are in full force and effect and will be taken, obtained and fulfilled;

(i)	no event has occurred which constitutes, or which with the giving of notice and/or the lapse of time and/or a relevant determination would constitute, an Event of Default or a contravention or default under, any agreement or instrument to which the Borrower and/or any Obligor is an affected party or is subject to, being a contravention or default which might either have an adverse effect on the business activities, Assets or financial condition of the Borrower and/or any Obligor or which might adversely affect the ability of the Borrower and/or any Obligor to observe or perform any of its obligations under the Finance Documents or constitute an Event of Default under the Finance Documents;

(j)	all information supplied by the Borrower and any Obligor is true, complete and accurate in all material respects as at the date it is given and is not misleading in any respect;

(k)	no information has been withheld which, if given, would result in any other information given being untrue or misleading in any material respect;

(l)	no action, suit or proceedings at law or in equity (whether in Singapore or elsewhere) before any court, tribunal, arbitral or administrative body or government agency that is likely to affect the legality, validity or enforceability against the Borrower or any Obligor of the Finance Documents or of the Borrower’s or any Obligor’s ability to perform the obligations under the Finance Documents, is pending or, to the Borrower’s or any Obligor’s knowledge, threatened;

(m)	no Insolvency Proceeding has been commenced against the Borrower, any Obligor or any of their Related Companies and no insolvency event has occurred or will occur in respect of the Borrower, any Obligor or any of their Related Companies;

(n)	no grounds exist for the making of a liquidation, judicial management, administration, or bankruptcy application or procedure against the Borrower, any Obligor or any of their Related Companies;

(o)	all Assets provided as Security Interest to the Lender under the Finance Documents are beneficially owned by the Borrower and/or each Obligor (as the case may be) free from any mortgage, pledge, lien, hypothecation, assignment by way of security, contractual right of set-off, title retention, security interest, charge, encumbrance or other arrangement other than created in favour of the Lender or fully disclosed to the Lender prior to the date of corresponding Finance Document, and the Borrower and/or the Obligor (as applicable) has good and marketable title to those Assets; and

Capital, Credit & Risk Partners Pte. Ltd., 7 Holland Village Way, Lobby B, #05-03/04/05, Singapore 275748

Private & Confidential

Loan Agreement

(p)	the Borrower and each Obligor has not been committed or convicted of any serious tax crimes or been subject to any investigation or criminal proceedings, whether in Singapore or elsewhere, in relation to tax matters nor does the Borrower or any Obligor have knowledge of such investigations or proceedings being taken against any of them and none of the Assets provided as Security Interest to the Lender constitutes proceeds from serious tax crimes.

10.2	Each of the above representations and warranties will be correct and complied with at all times during the availability of the Facilities and so long as any sum payable under the Finance Documents. The Borrower and each Obligor undertakes to promptly notify the Lender in writing if any of these representations and warranties cease to be accurate or complete.

11.	COVENANTS AND UNDERTAKINGS

The Borrower irrevocably and unconditionally agrees that, at all times during the availability of any Facilities, it shall observe and abide by the following covenants and undertakings.

(a)	Consents, licences and approvals: The Borrower and each Obligor shall maintain and, where necessary obtain at the Borrower’s or Obligor’s own cost, all necessary consents, licenses, approvals required by the Borrower or Obligor to perform and comply with its obligations under the Finance Documents including requisite exchange control approvals;

(b)	Compliance with law: The Borrower and each Obligor shall in all respects comply with all laws to which it may be subject, if failure so to comply would materially impair its ability to perform its obligations under the Finance Documents;

(c)	Notice of change or occurrence: The Borrower and each Obligor shall promptly notify the Lender in writing:

(i)	of any change to the information provided to the Lender;

(ii)	in the event that any order or warrant is issued against the Borrower or any Obligor or any of the Assets under any applicable anti-money laundering law, including and not limited to the Corruption, Drug Trafficking and Other Serious Crimes (Confiscation of Benefits) Act 1992 of Singapore;

(iii)	of any or any intended, threatened or pending Insolvency Proceedings in respect of the Borrower, any Obligor or any of their Related Companies; and

(iv)	of occurrence of any Event of Default or any event which may potentially constitute an Event of Default; and

(d)	Ensure validity, enforceability and priority: The Borrower and each Obligor shall promptly procure the stamping, lodgement, filing and registration of all or such of the Finance Document(s) with the applicable governmental or other authorities of any relevant jurisdiction in accordance with the law of that jurisdiction or as the Lender may be advised is beneficial for the validity, enforceability or priority of the Security Interest thereunder before the Facilities is/are activated and any subsequent amendment and/or renewal of such registration before the expiry of the current registration in order to protect the priority of the Security Interest. If the Lender does not receive the required documentary evidence of registration of the Security Interest or any amendment or renewal of registration before such activation, renewal or expiry, the Borrower and each Obligor agree the Lender may (but is not obliged to) arrange for and procure such registration, amendment or renewal of registration on such terms and/or take any other steps or actions as the Lender deems fit and debits any of the Borrower’s and/or the Obligor’s account(s) for the costs and expenses so incurred (including legal fees on a full indemnity basis).

Capital, Credit & Risk Partners Pte. Ltd., 7 Holland Village Way, Lobby B, #05-03/04/05, Singapore 275748

Private & Confidential

Loan Agreement

(e)	Ranking of obligations: Subject to pre-existing registered securities, the Borrower shall ensure that its obligations in connection with the Finance Documents will at all times rank at least equally and rateably in all respects with all its other present or future unsecured obligations which will be in addition to the specific securities applicable as indicated in the Finance Documents (except for such obligations as would by virtue only of the law applicable to its liquidation be preferred in the event of its liquidation).

(f)	Reports, financial statements and accounts: Without limiting the generality of Clause 7, the Borrower and each Obligor shall deliver such financial statements and accounts which the Lender may prescribe from time to time including the statements and accounts as set out in the Appendix.

(g)	Additional information: Without affecting the generality of Clause 7, the Borrower and each Obligor shall promptly deliver to Lender such other information as Lender may from time to time require including any change in the address where notices and other legal processes may be served.

(h)	Nature of business: The Borrower and each Obligor shall ensure that it will not substantially alter the nature of its business or amend or alter any provision in its constitutional documents relating to its borrowing powers and principal business activities and its power to create security over its Assets (as the case may be).

(i)	Notice of default: The Borrower and/or each Obligor will notify the Lender within 48 hours from the occurrence of any Events of Default, Potential Event of Default, (as defined under Clause 12) or any other event which might affect its ability to perform its obligations under or in connection with the Finance Documents to which it is a party.

(j)	Re-organisation and ownership: The Borrower shall not undertake or permit any re- organisation, amalgamation, reconstruction, take-over, change in shareholders and/or their proportionate shareholding or any other schemes of compromise or arrangement affecting its present constitution without prior written consent of the Lender, such consent not to be unreasonably withheld.

(k)	Positive net worth: The Borrower and each Obligor shall ensure that they will at all times maintain a positive net worth.

(l)	Insurance: The Borrower and each Obligor shall take out insurance over all such property and assets as required by and acceptable to the Lender (and more particularly as set out in the Appendix) and cause the interest of the Lender as loss payee to be noted on such insurances as may be, and shall punctually make all premiums and other payments as necessary, for effecting or maintaining such insurances and on demand produce to the Lender the receipts for such payments and, in default thereof, the Lender may take out or renew such insurances in such sums and on such terms and conditions as the Lender may think expedient, solely at the cost of the Borrower or the Obligor (as the case may be);

Capital, Credit & Risk Partners Pte. Ltd., 7 Holland Village Way, Lobby B, #05-03/04/05, Singapore 275748

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Loan Agreement

(m)	Encumbrance: The Borrower shall not create any mortgage, pledge, lien, hypothecation, assignment by way of security, contractual right of set-off, title retention, security interest, charge, encumbrance or other arrangement in or over any property and assets or any proceeds from those property and assets that are financed or to be financed by the Lender other than the Security Interest in favour of the Lender as contemplated under the Finance Documents;

(n)	Further indebtedness: The Borrower shall not incur any further indebtedness, other than in the ordinary course of business, after the date of the acceptance of the Facilities without prior consent of the Lender, such consent not to be unreasonably withheld and provided always that the Lender’s interests and priority thereof remain pari passu with the further indebtedness;

(o)	Pari Passu Ranking: The Borrower’s payment obligations to the Lender under the Finance Documents shall rank in priority to its payment obligations to the Subordinated Lenders in respect of the Subordinated Indebtedness and shall at least rank pari passu with the claims of all other unsecured and unsubordinated creditors of the Borrower, except for obligations mandatorily preferred by law applying to companies generally.

(p)	Giving effect to the Finance Documents: The Borrower shall do and/or procure to be done all such acts and things and execute and procure each Obligor to execute all such documents as may be required under the terms and conditions of the Facilities, or as may be required by the Lender to give effect to the undertakings contained in the Finance Documents and/or as may be contemplated in the Facilities. The Borrower acknowledges that time of performance on its part shall be of the essence in respect of the aforesaid and its other obligations under the Finance Documents;

(q)	Additional representations:

(i)	The Borrower and each Obligor is a company duly incorporated under the relevant laws of the jurisdiction as indicated in this Loan Agreement with full power and authority to conduct its business;

(ii)	Each of the Borrower, the Obligor and any subsidiary of the Borrower or any Obligor is solvent and is able to pay its debts (including subordinated and contingent debts) and is not in liquidation or insolvent and, to the best of its knowledge and belief having made reasonable enquiries, no steps have been taken by any person for or with a view to the appointment of a liquidator, provisional liquidator, interim receiver, receiver and/or manager, judicial manager, interim judicial manager or special manager, or administrator of the Borrower or any of its business, undertaking, property, assets and revenue or the equivalent in any other applicable jurisdiction;

(ii)	The Borrower and each Obligor has the full capacity to make the representations, warranties and undertakings contained in the Finance Documents and the representations, warranties and undertakings contained in the Finance Documents constitute valid, binding and enforceable obligations of the Borrower and each Obligor in accordance with their terms and conditions;

Capital, Credit & Risk Partners Pte. Ltd., 7 Holland Village Way, Lobby B, #05-03/04/05, Singapore 275748

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Loan Agreement

(iii)	The entering into and the making of the representations, warranties and undertakings in the Finance Documents does not contravene any law, regulation or authorisation binding on the Borrower and each Obligor;

(iv)	The Borrower and each Obligor shall not disclose the Finance Documents to any third parties without prior written consent from the Lender; and

(v)	The execution of Finance Documents and the performance of the obligations to be assumed under them by the Borrower and each Obligor shall be or shall have been duly authorised by all necessary corporate actions of the Borrower and each Obligor respectively.

(r)	Payment of taxes, duties etc: The Borrower will pay or procure payment for all and any stamp and other documentary taxes or duties in any jurisdiction as required to give effect to the Finance Documents, including interest and penalties resulting from any delay or omission on the part of the Borrower, payable on or in connection with the Finance Documents;

(s)	Indemnity: The Borrower will indemnify the Lender in respect of any loss, claim or damage that may be sustained by the Lender as a result of any breach of the representations, warranties and undertakings contained in the Finance Documents.

(t)	Amendments: No amendments to the terms and conditions the Finance Documents shall be binding on any of the parties unless the amendments are in writing and signed and delivered to all relevant parties.

(u)	Verification: The Lender reserves the right to contact any party in the transaction financed or any party issuing any document filed in relation to the transaction to verify information. The Borrower hereby expressly waives any requirements for his consent where applicable.

(v)	Loan drawing: Each drawdown request shall be provided by the Borrower no later than the notice period as set out in the Appendix before the proposed drawdown date. Each drawdown request shall be irrevocable, be made in writing and include the following information: the facilities to be utilised and the proposed drawdown date (which shall be a Business Day).

(w)	First drawdown: The first drawing on the Facilities shall be made by the Borrower not more than 30 calendar days from the date of this Loan Agreement, unless otherwise agreed in writing, failing which the Facilities may be cancelled by the Lender.

12.	EVENTS OF DEFAULT

12.1	If at any time and for any reason, whether within or beyond the control of any party to the Finance Documents, any of the following events occurs then, at any time while any such event is continuing, the Lender may by notice in writing to the Borrower declare that an Event of Default has occurred:

(a)	Non-payment: The Borrower fails to make payment of any sum payable under any Finance Document when due in the manner as set out therein to which it is a party (whether in respect of principal, interest or otherwise); or

Capital, Credit & Risk Partners Pte. Ltd., 7 Holland Village Way, Lobby B, #05-03/04/05, Singapore 275748

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Loan Agreement

(b)	Other breach of Finance Documents: The Borrower or any Obligor defaults in the due performance or observance of any provision contained in any Finance Document to which it is a party (other than those contained in Clause 12.1(a)); or

(c)	Misrepresentation: Any representation, warranty or statement by the Borrower or any Obligor in any Finance Document to which it is a party or in any document delivered by the Borrower or any Obligor under any Finance Document to which it is a party or in any document delivered by any party thereunder is not complied with in any respect or is or proves to have been incorrect in any respect when made or, if made on any later date, is or proves to have been incorrect in any respect on that later date; or

(d)	Cross default: (i) Any other indebtedness of the Borrower or any Obligor or any subsidiary of the Borrower or any Obligor (aa) is or is declared to be due and payable before its normal maturity by reason of any actual default, event of default or the like (howsoever called), or (bb) is not being repaid on the due date for payment thereof as extended by any days of grace permitted under the agreement or other document evidencing or constituting such indebtedness, or (ii) the availability of any other loan, guarantee or facility under which the Borrower or any Obligor or any subsidiary of the Borrower or any Obligor may incur indebtedness is cancelled by the provider thereof or becomes capable of being so cancelled; or

(e)	Insolvency: The Borrower or any Obligor or any subsidiary of the Borrower or any Obligor (i) stops, suspends or threatens to stop or suspend payment of all or any part of its debts or commences negotiations or takes proceedings or any other steps with a view to rescheduling or deferring all its indebtedness or any part thereof which it will or might otherwise be unable to pay when due, or (ii) proposes or makes a general assignment or an arrangement or composition with or for the benefit of its creditors, or (iii) otherwise than for the purposes of a consolidation, amalgamation, merger, reconstruction or scheme the terms of which have previously been approved by the Lender, ceases or threatens to cease to carry on its business, or (iv) becomes insolvent or is unable or deemed unable to pay its debts within the meaning of Section 125(2) of the Insolvency, Restructuring and Dissolution Act 2018 or relevant law or admits in writing its inability to pay its debts as and when they fall due; or

(f)	Business in jeopardy: The business of the Borrower or any subsidiary or Related Company is, in the opinion of the Lender, in jeopardy and notice thereof has been given to the Borrower;

(g)	Execution proceedings: A distress, attachment, execution or other legal process is levied, enforced or sued out on or against all or any part of the business, undertaking, property, assets or revenue of the Borrower or any Obligor or any subsidiary of the Borrower or any Obligor; or

(h)	Enforcement of security: An encumbrancer takes possession of or a trustee, receiver, judicial manager, administrator or similar officer is appointed in respect of all or any part of the business, undertaking, property, assets or revenue of the Borrower or any Obligor or any subsidiary of the Borrower or any Obligor, or any Security Document or any Security Interest becomes enforceable; or

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(i)	Insolvency Proceedings: Except for the purpose of a solvent reconstruction or amalgamation on terms and conditions which shall have first been approved by the Lender:

(i)	a meeting of the shareholders or of the directors of the Borrower or any Obligor or any subsidiary of the Borrower or any Obligor is convened to consider a resolution to petition for its liquidation, judicial management or administration and any such resolution is passed; or

(ii)	a statutory demand is filed or any step is taken or a petition is presented or other proceedings initiated for the liquidation, judicial management, bankruptcy or administration of the Borrower or any Obligor or any subsidiary of the Borrower or any Obligor; or

(iii)	an order is made for the liquidation, judicial management, bankruptcy or administration of the Borrower or any Obligor or any subsidiary of the Borrower or any Obligor; or

(iv)	a moratorium is agreed or declared in respect of any indebtedness of the Borrower or any Obligor or any subsidiary of the Borrower or any Obligor; or

(j)	Illegality: It is or becomes unlawful for the Borrower or any Obligor to perform or comply with any of its obligations under any Finance Document to which it is a party; or

(k)	Invalidity: Any Finance Document is not, or is claimed by any party (other than the Lender) to the Finance Document not to be, in full force and effect; or

(l)	Legal proceedings: Any court, arbitration or administrative proceedings of any kind whatsoever (whether criminal or civil) is instituted against the Borrower or any Obligor or any subsidiary of the Borrower or any Obligor; or

(m)	Compulsory acquisition: A notice or proposal shall be issued or made or any step is taken for the compulsory acquisition, seizure, nationalisation or expropriation of all or a material or substantial part of the business, undertaking, property, assets or revenue of the Borrower or any Obligor or any subsidiary of the Borrower or any Obligor; or

(n)	Security enforceable or in jeopardy: The Security Interest created by any Security Document shall become enforceable or in jeopardy and written notice thereof has been given to the Borrower; or

(o)	Declared company: The Borrower or any Obligor or any subsidiary of the Borrower or any Obligor is a declared company under Part IX of the Companies Act 1967; or

(p)	Qualified audit: The Borrower’s or any Obligor’s respective auditors qualify their report to the audited accounts of the Borrower or such Obligor in a manner which is, in the opinion of the Lender, material in the context of the Finance Documents; or

(q)	Material adverse change: Any event or series of events whether related or not occurs or circumstances arise which, in the opinion of the Lender, has or could have a material adverse effect on the Borrower or any Obligor or any subsidiary of the Borrower or any Obligor and give(s) the Lender grounds for believing that the Borrower or such Obligor may not (or may be unable to) perform or comply with any of its obligations under any Finance Document to which it is a party; or

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(r)	Analogous proceedings: Any event occurs which, under the law of any relevant jurisdiction, has an analogous or equivalent effect to any of the events mentioned in this Clause 12.1; or

(s)	Management authority: The Borrower’s present management is wholly or substantially displaced or has its authority curtailed; or

(t)	Bankruptcy: Any step is taken to obtain an interim order in respect of the Personal Guarantor under any bankruptcy legislation, or if any application is made or petition presented pursuant to any applicable statutes or regulations for a bankruptcy order against any such Personal Guarantor, or if there is any death, insanity or disability of any such Personal Guarantor; or

(u)	Subordination: Subject to the terms of the Deed of Subordination, the Subordinated Indebtedness is no longer subordinated to all amounts outstanding under the Loan Agreement.

12.2	Upon the declaration by the Lender that an Event of Default has occurred:

(a)	the whole of the Total Indebtedness shall immediately become due and payable upon demand;

(b)	the obligations of the Lender under this Loan Agreement shall be automatically and forthwith cancelled;

(c)	any Facilities which has not been drawn down, utilised or cancelled (as the case may be) shall automatically be cancelled and forthwith cease;

(d)	it shall be lawful for the Lender without giving any prior notice to the Borrower or any Obligor or any other person, to forthwith enforce the Security Documents in accordance with their respective terms and conditions; and

(e)	without prejudice to its rights of enforcement against the Security, the Lender shall have the right to commence such legal proceedings as it deems fit to enforce its right to immediate repayment including making any demand of the Borrower; taking any action or obtaining any judgment in any court against the Borrower; making or filing any claim or proof in liquidation or dissolution of the Borrower, without

12.3	All sums received by the Lender pursuant to Clause 12.2 shall be applied in or towards satisfaction of Borrower’s liabilities and obligations on any account and/or the amounts secured by the Security Documents and in such order as the Lender may in its absolute discretion determine (and the Lender may credit the same to a suspense account for so long and in such manner as the Lender may determine).

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13.	GENERAL TERMS AND CONDITIONS

(a)	Goods and Services Tax (“GST”): The Borrower shall pay all GST or any other tax of a similar nature that may be substituted for or levied in addition to it, chargeable by law on any payment hereunder in addition to all other sums payable hereunder or relating hereto, and indemnify the Lender against the payment which the Lender is required by law to collect and make payment in respect of such GST.

(b)	No conflict: The entering into and performance of the Finance Documents and the transactions contemplated hereby and thereby do not and will not conflict with:

(i)	any applicable law, regulation or any court, arbitral or administrative order,

(ii)	the Borrower’s constitutional documents such as its Memorandum and Articles of Association or Constitution, or

(iii)	any agreement or document to which the Borrower is a party or which is binding upon it or any of its business, undertaking, property, assets and revenue, nor result in the creation or imposition of any encumbrance on its business, undertaking, property, assets and revenue pursuant to the provisions of any such agreement or document to the effect that such conflict or encumbrance has or is likely to result in any material adverse effect on the ability of it to perform any of its obligations under the Finance Documents to which it is a party;

(d)	Lender’s rights cumulative and waivers: The Lender’s rights under the Finance Documents are cumulative, may be exercised as often as it considers appropriate and are in addition to its rights under general law. The Lender’s rights (whether arising under the Finance Documents or under general law) shall not be capable of being waived or varied otherwise than by an express waiver or variation in writing; and in particular any failure to exercise or any delay in exercising any such rights shall not operate as a waiver or variation of that or any other right; any defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other right; and no act or course of conduct or negotiation on the Lender’s part shall in any way preclude the Lender from exercising any such right or constitute a suspension or variation of any such right.

(e)	Rights binding on the Borrower: The rights given to the Lender in the Finance Documents shall be binding on the Borrower and its successors and shall not be determined or in any way prejudiced or affected by (i) any liquidation (whether compulsory or voluntary) affecting the Borrower or any corporate Obligor or any change in the Borrower’s or corporate Obligor’s constitution whether by way of amalgamation, consolidation, reconstruction or otherwise, or (ii) any change in the Lender’s constitution whether by way of amalgamation, consolidation, reconstruction or otherwise, or (iii) any death, bankruptcy, insanity or other disability affecting any Personal Guarantor.

(f)	Assignment and Novation: The Finance Documents shall benefit and be binding on the parties, and their successors and permitted assigns. The Lender may assign, novate and transfer all or part of its rights and obligations under the Finance Documents without the consent of the Borrower or any other party to the same, and the Borrower expressly agrees to such assignment, novation or transfer in advance and waives all objections to the same. The Lender may also make the Facilities available from and receive the benefit of any payment due to it at any of its other offices. The Borrower and any other party to the Finance Documents may not assign, novate or transfer any of its rights or obligations under the Finance Documents to which it is a party without the prior written consent of the Lender.

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(g)	Additional security to Personal Guarantee: If the Facilities are, inter alia, secured by a Personal Guarantee, the Lender will have the right to review the guarantee and call for additional security if in its opinion the Personal Guarantor is or will be unable to perform his obligations in full under the Personal Guarantee.

(h)	Additional security to Corporate Guarantee: If the Facilities are, inter alia, secured by a Corporate Guarantee, the Lender will have the right to review the guarantee and call for additional security if in its opinion the Corporate Guarantor is or will be unable to perform its obligations in full under the Corporate Guarantee.

(i)	Severability: If any one or more of the provisions contained herein or any part thereof shall be deemed invalid, unlawful or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions or part thereof contained herein shall not in any way be affected or impaired but these terms and conditions shall be construed as if such invalid, unlawful or unenforceable provision or part thereof had never been contained herein.

(j)	Further act or assurance: The Borrower and/or any Obligor shall entirely at its own cost and expense and as soon as practicable after written demand by the Lender make, execute, do and perform, or cause to be made, executed, done and performed all such further acts, agreements, assignments, mortgages, charges, assurances, deeds, instruments and documents of whatsoever nature as the Lender shall reasonably require to reflect or perfect the agreement or any security afforded or created or intended to be afforded or created pursuant to the terms of the Finance Documents or any other document or otherwise howsoever arising or relating to the Facilities (including the Security Documents). For the avoidance of doubt, the Borrower acknowledges that, as of the date of this Loan Agreement, not all Security Documents may have been finalised, executed and/or perfected by the Obligors, and the Borrower agrees to do all such further acts as may be necessary to finalise, execute and/or to procure the execution by the Obligors of all Security Documents and/or perfect all outstanding Security Documents.

(k)	Statement / Certificate: A statement or certificate in writing signed by the Lender or an employee of the Lender or any person nominated by the Lender under the hand of any authorised officer of the Lender certifying (i) the amount due at any time in respect of any sums owing or payable by the Borrower to the Lender and/or any liabilities incurred by Lender and payable by the Borrower to the Lender under or by virtue of any terms and conditions of the Finance Documents, or (ii) any interest rate applicable shall be final and conclusive of the matters so certified and be binding upon the Borrower, save for manifest error.

(l)	No set-off or deduction: All amounts payable by the Borrower under the Facilities and in connection with the Finance Documents (whether of principal, interest, fees or otherwise) shall be paid in full, free of restriction or condition and without set-off or counterclaim, deduction or withholding unless the deduction or withholding is a tax deduction or withholding required by law, in which event:

(i)	the Borrower shall promptly upon becoming aware that it must make a tax deduction or withholding (or that there is any change in the rate or the basis of a tax deduction or withholding) notify the Lender accordingly;

(ii)	if the Borrower is required to make a tax deduction or withholding, the Borrower shall make that tax deduction and any payment required in connection with that tax deduction or withholding within the time allowed and in the full amount required by law before any interest or penalty becomes payable; and

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(iii)	within fourteen (14) days of making either a tax deduction or withholding or any payment required in connection with that tax deduction or withholding, the Borrower shall deliver to the Lender evidence satisfactory to the Lender that the tax deduction or withholding has been made or (as applicable) any appropriate payment paid to the relevant taxing authority, and the amount of any payment due from the Borrower under the Finance Documents shall be increased to the amount necessary to ensure that the Lender receives a net amount equal to the full amount which it would have received had such payment not been made subject to any such tax deduction or withholding.

(m)	Indemnities: Without prejudice to the provisions of Clause 13(l), if the Lender is required by any applicable law to make any payment, whether on account of tax (not being a tax imposed on the overall net income of the Lender) or otherwise or on or in relation to any sum received or receivable under any Finance Document by the Lender (including, without limitation, any sum received or receivable under this Clause 13(m) or any liability in respect of any such payment is asserted, imposed, levied or assessed against the Lender, the Borrower shall, upon demand of the Lender, promptly indemnify the Lender against such payment or liability, together with any interest, penalties and expenses payable or incurred in connection therewith.

(n)	Survival provisions: The expiration or termination of any or all of the Finance Documents shall not relieve the Parties of their respective obligations that by their nature should survive such expiration or termination, including warranties, undertakings, remedies, promises of indemnity and confidentiality.

(n)	Governing law and forum: The Finance Documents and any dispute or claim arising out of or in connection with it or its subject matter or formation (including non-contractual disputes or claims) shall be governed by and construed in accordance with the laws of Singapore. Each of the parties hereto agrees to submit to the jurisdiction of the Singapore courts and agrees that the Singapore courts shall have jurisdiction to hear and determine any suit, action, or proceedings, and to settle any disputes, which may arise out of or in connection with the Finance Documents.

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APPENDIX

This summary of terms and conditions of the Facilities:

Borrower	Otsaw Digital Pte Ltd

Lender	Capital, Credit & Risk Partners Pte Ltd

Currency	Singapore Dollars (“SGD”)

Facility	Bridging Loan

Purpose	To provide short-term financing to support the working capital requirement arising from business activity

Amount	SGD 500,000 subject to the property indicative valuation being not less than SGD 2,450,000

Financing/Advance Ratio	Loan to value (LTV) of up to 85%* on the value of the property

*The loan amount SGD 500,000 shall not exceed 85% of the property’s indicative value after deducting any outstanding loan secured against the property

Fees & Charges	Facility fee (one-time)

2% flat on approved loan amount, payable upon loan disbursement

Should the loan be rolled over, a 2% flat fee shall be applied to the outstanding loan amount
Interest Rate	Pricing

16% per annum (Effective Interest Rate) Late interest or Default interest

5% p.a. above the rate charge for the unpaid sum

Loan Tenor	Up to 3 months, extendable subject to the Lender’s approval

Repayment Structure	Principal repayment

Bullet repayment at the end of loan tenor Interest repayment

Monthly servicing basis, payable on the first day of each month

Note:

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In the event the first day of the month falls on a weekend or public holiday (hereinafter referred to as a “non-business day”), the Borrower agrees to make the transfer of the Principal and Interest payment on the next succeeding business day
Drawdown Condition	Single drawing
Disbursement

(i) Disbursement upon completion date or earlier, as advised by the appointed legal counsel upon completion of the caveat lodged

(i) Disbursement to be made into Borrower’s current account by the Lender is allowed for pre-approved usage conditions

Security & support

1. Caveat lodged over

2. Director’s personal guarantee to be provided by Mr. Ling Ting Ming

3. 3rd party’s personal guarantee to be provided by

4. Net sale proceeds from the sale of the property at        ( refer to Condition Precedents section for details)

Prepayment

Prepayment fee

Flat rate of 1.5% on the principal amount prepaid if prepayment is made within the loan tenor

Mandatory prepayment upon IPO event, at the sole discretion of the Lender

In the event that the Borrower, or any of its subsidiaries or affiliates, completes an initial public offering (IPO) of its equity securities (an "IPO Event"), the Borrower shall within a reasonably agreed timeline (not later than 90 days after the IPO), repay the outstanding principal balance of the loan, together with all accrued and unpaid interest, fees, and any other amounts owing under this Agreement, in full. The Borrower shall notify the Lender in writing at least 30 days prior to the anticipated IPO Event date

Undertakings (Non- Financial covenants

Non-financial covenants

(i) In the event of any proposed change in control or shareholdings of the Borrower’s company, the Borrower shall notify the Lender in writing by giving one month notice in advance

The borrower is obligated to use the proceeds for specific purpose outlined in the term sheet

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(iii) Advances and repayment of Director’s loan through the use of loan proceeds is not allowed

(iv) Establishment of new engagement with a third-party loan broker requires prior written consent from the Lender

(v) The Borrower acknowledges and agrees that no further external financing shall be sought without prior written consent from the Lender. In the event that additional funding is required, the financing shall directly or indirectly be arranged by the Lender

(vi) The Lender reserves the rights to assess the borrower’s financial standing and business plans concerning the Borrower’s business operations

(vii) The Borrower shall promptly provide the requested information upon the Lender’s reasonable request and shall cooperate in good faith throughout the loan tenor to facilitate the review and discussion of such information

(viii) The Borrower acknowledges and agrees to make all payments due to the account of the Lender or the appointed service provider, as instructed by the Lender

(xi) Within 30 days from the date of loan disbursement, the Borrower is required to set up a standing order with its main Banker, for the repayment of the loan amount (P+I) on the respective due dates of the instalments, up to final maturity of the loan.

Requirements for Financial Statements, Management Reports and Other Accounts

For all such financial statements, management reports and other accounts to be provided on a periodic basis, the specific requirements shall be as follows:

(i)       true copies of respective quarterly management financial statements comprising at least of the unaudited balance sheet and profit and loss statement for and as at the end of each quarter as soon as available, but in any event no later than 90 days after the last day of each financial quarter;

(ii) true copies of respective annual audited and (if applicable) consolidated financial statements as soon as available, but in any event within 180 days after the end of each fiscal year. Such accounts must be prepared by an auditor which is acceptable to the Lender and the audited financial statements in the accounts will be prepared in accordance with all applicable laws and on a consistent basis in accordance with generally accepted international accounting principles, standards and practices and will accurately

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reflect in all material respects the Borrower’s financial performance and balance sheet for the relevant financial year.
Condition Precedents

Documents required to be furnished before drawdown:

For the Property and others

(i)       Valuation report for the property at

(ii)       Loan agreement for the property at

(iii)       Tenancy agreement for the property at

(iv)       Supporting document to evident the completion of caveat lodged over the property, as advised by the legal counsel

(v) An irrevocable instruction letter, as advised by the legal counsel, to direct the net sale proceeds from the property at          sale towards settling the outstanding principal amount of S$500,000 upon maturity

Governing law & Jurisdiction	The Facilities as described in this Appendix shall be governed by and construed in accordance with the laws of Singapore. Any disputes arising therefrom shall be subject to the exclusive jurisdiction of the courts of Singapore.

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Execution Page

Signed by Tan Kah Chye	/s/ Kah Chye Tan
For an on behalf of the Lender
Capital, Credit & Risk Partners Pte Ltd

In the presence of:	Kah Chye Tan (Mar 20, 2025 09:23 GMT+8)

Signature of Witness
Name of Witness:____________________
NRIC / FIN / Passport No._______________

Signed by Ling Ting Ming	/s/ Ling Ting Ming
For an on behalf of the Borrower Otsaw Digital Pte Ltd
In the presence of:	Ling Ting Ming (Mar 19, 2025 08:25 EDT)

Signature of Witness
Name of Witness:____________________
NRIC / FIN / Passport No.___________________

Capital, Credit & Risk Partners Pte. Ltd., 7 Holland Village Way, Lobby B, #05-03/04/05, Singapore 275748

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Curzon Capital Pte Ltd

133 New Bridge Road #18-09/10 Chinatown Point Singapore 059413

NOTICE OF ASSIGNMENT

To: Otsaw Digital Pte Ltd Date: 21 March 2025 Attention: Ling Ting Ming

Dear Sir,

LOAN AGREEMENT BETWEEN CURZON CAPITAL PTE. LTD. & OTSAW DIGITAL PTE. LTD.

DATED 4 SEPTEMBER 2024 (the "Loan Agreement")

Notice of Assignment (the "Notice")

1.	We refer to the Loan Agreement between you and us. Under the Loan Agreement, you have applied for and we have granted, a Working Capital loan facility on 4 September 2024 (the "Loan Facility").

2.	In respect of the Loan Facility, we have disbursed SGD2,000,000.00 and the principal amount outstanding under the Loan Facility is SGD2,000,000.00 as of the date of this Notice ("Loan Receivables").

3.	We hereby give you notice that we have on 1 March 2025, sold, transferred and assigned all our rights, title, benefit and interest under the Loan Agreement and the Loan Receivables to Capital, Credit & Risk Partners Pte. Ltd. (the "Purchaser") ("Assigned Loan Receivables").

4.	Effective immediately, please pay all such sums becoming due and payable under or by virtue of the Assigned Loan Receivables to the following account without set off and/or counterclaim:

(the "Purchaser's Account") or such other account as the Purchaser may direct, without any further consent from or reference to us.

None of the proceeds or any part thereof under or pursuant to the Assigned Loan Receivables shall be payable to us via a different account number or mode of payment without the Purchaser’s prior written consent. Please note that only full payment to the Purchaser's Account or such other account as the Purchaser may direct will constitute a full and valid discharge of your payment obligation to us.

Curzon Capital Pte Ltd

133 New Bridge Road #18-09/10 Chinatown Point Singapore 059413

4.	We have fully performed all of our obligations under the Loan Agreement in respect of the Loan Facility, and we are under no liability whatsoever in respect of the same.

5.	Please note that the authorisation and instructions contained in this notice may not be revoked or varied without the Purchaser's prior written consent.

For and on behalf of:

Curzon Capital Pte. Ltd.

/s/ Kevin Wibowo
Kevin Wibowo (Mar 21, 202516:36 GMT+8)

Name:	Kevin Wibowo

Title:	Director

cc.	Capital, Credit & Risk Partners Pte. Ltd

Curzon Capital Pte Ltd

133 New Bridge Road #18-09/10 Chinatown Point Singapore 059413

Date: September 4,2024 OTSAW Digital Pte Ltd

10 Tampines North Drive 4

#01 - 03 , JTC Space @ Tampines North 528553 Singapore

Attention: Ling Ting Ming

LOAN AGREEMENT BETWEEN

Curzon Capital Pte Ltd and OTSAW Digital Pte Ltd

Dear Sirs,

Further to our discussions, this Loan Agreement (including the appendix or appendices which form part of this Loan Agreement) shall contain the terms and conditions of the facilities that we shall be pleased to extend. Please note that this document shall be read together with the appendix or appendices (as the case may be) annexed thereto as may be varied, modified or supplemented from time to time with the agreement of the Lender and the Borrower.

TERMS AND CONDITIONS

INTERPRETATION:

A.	Unless the context requires otherwise, the following expressions shall have the following meanings in this Loan Agreement:

“Appendix” refers to the appendix or appendices annexed to this Loan Agreement;

“Assets” shall be construed as a reference to the whole or any part of the business, undertaking, property, assets and revenue (including any right to receive revenue) of any Obligor to secure the Facilities pursuant to this Loan Agreement, if applicable;

“Borrower” refers to the party who had signed this Loan Agreement and to whom the Facilities are to be made available;

“Business Day” means a business day (other than a Saturday or Sunday or a gazetted public holiday) on which banks are open for general business in Singapore;

“Corporate Guarantee” means the corporate guarantee executed or to be executed by the Corporate Guarantor in the Lender’s prevailing standard form in favour of the Lender;

“Corporate Guarantor” means who will execute or may have executed a Corporate Guarantee in favour of the Lender in respect of the Facilities;

1

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Curzon Capital Pte Ltd

133 New Bridge Road #18-09/10 Chinatown Point Singapore 059413

"Event of Default" and "Events of Default" mean any or all (as the context may require) of the Events of Default mentioned in Clause 12 (Events of Default);

"Facilities" means the loan facility granted or to be granted by the Lender to the Borrower pursuant to this Loan Agreement, the details of which are set out in this Loan Agreement and any other additional or further advances, loans, credit and/or other facilities or accommodations that may be granted or made by the Lender to the Borrower from time to time on the terms and conditions as may be agreed between the Lender and the Borrower, and any such other terms and conditions as the Lender may be permitted to impose;

"Finance Documents" means, collectively, this Loan Agreement, the Security Documents and any other document designated as such by the Lender and the Borrower, as may be revised, varied or supplemented from time to time, as the context may require;

“Insolvency Proceedings” means any proceeding specified as such under Clause 12.2(i);

"Loan Agreement" means the terms and conditions relating to the Facilities granted or to be granted by the Lender to the Borrower, the details of which are as set out in this Loan Agreement;

"Obligors" means the Borrower, the Personal Guarantor, the Corporate Guarantor, the Subordinated Lender and any other persons providing security / guarantee for all or any part of the Total Indebtedness or other indebtedness or liability of the Borrower to the Lender, and "Obligor" means each or any of them;

"Person" shall be construed as a reference to any individual, company, corporation, body corporate, government, state, agency of a state or association with legal personality;

“Personal Guarantee” means the personal guarantee executed or to be executed by the Personal Guarantor in the Lender’s prevailing standard form in favour of the Lender;

“Personal Guarantor” means any person who will execute or may have executed a Personal Guarantee in favour of the Lender in respect of the Facilities;

"Potential Event of Default" means an event or happening which would be likely to constitute an Event of Default if all notices to be given, determinations to be made, periods of time to have expired and/or conditions to be satisfied under Clause 12.1 to make such event or happening an Event of Default had been given, made, expired and/or been satisfied (as the case may be);

"Security Documents" means:

(1)	the Personal Guarantee;

(2)	the Corporate Guarantee;

(3)	the Debenture (Floating Charge over inventory);

(4)	Deed of Subordination; and

(5)	all other documents, agreement consent or instrument for filing designated as a Security Document by the Lender and all other documents for the time constituting the security / guarantee or relating to the security / guarantee (whether executed pursuant to this Loan Agreement or otherwise) for all or any part of the Total Indebtedness or other indebtedness or liability of the Borrower to the Lender, and "Security Document" means each or any of them;

2

Capital, Credit & Risk Partners Pte. Ltd., 7 Holland Village Way, Lobby B, #05-03/04/05, Singapore 275748

Private & Confidential

Curzon Capital Pte Ltd

133 New Bridge Road #18-09/10 Chinatown Point Singapore 059413

"Security Interest" means any mortgage, pledge, lien, hypothecation, assignment by way of security, contractual right of set-off, title retention, security interest, charge, encumbrance or other arrangement of any kind whatsoever conferring security or the effect of which is to confer security for the Borrower’s obligations under this Loan Agreement (howsoever created or existing) and any agreement for any of the same;

“Subordinated Indebtedness” has the meaning given in the Deed of Subordination;

“Subordinated Lender” means any person whom the Borrower is indebted to and whose indebtedness is a Subordinated Indebtedness;

"Subsidiary" means a subsidiary as defined under Section 5 of the Companies Act 1967; or its equivalent under any law, statute or act in the country of incorporation of the Borrower or any Obligor (as the case may be);

“Related Company” or “Related Companies” means a related company as defined under Section 6 of the Companies Act 1967; or its equivalent under any law, statute or act in the country of incorporation of the Borrower or any Obligor (as the case may be); and

"Total Indebtedness" means, at any time, all amounts (whether of principal, interest, fees, costs, expenses or otherwise) at that time owing or payable (whether certain or contingent and whether or not matured) in connection with or arising out of any Facilities from time to time extended or granted by the Lender to the Borrower whether solely or jointly with any other person or persons pursuant to the terms and conditions of any facility document in any manner howsoever arising, or otherwise agreed to be paid by the Borrower in connection with or arising out of any provisions in the Finance Documents (including any drawings exceeding the limits based on the Finance Documents if requested by the Borrower and allowed by the Lender and any amounts for which the Borrower is liable to indemnify the Lender in any matter whatsoever).

B.	The headings in this Loan Agreement are inserted for convenience only and shall not affect the interpretation of this Loan Agreement.

C.	References herein to Clauses and the Appendix are references to clauses and appendices of this Loan Agreement.

D.	Unless the context requires otherwise, words (including words defined herein) denoting the singular number shall also include the plural and vice versa, and words denoting any gender shall include any other gender.

E.	The provisions in the Appendix are an integral part of this Loan Agreement.

F.	All references to any document or agreement (including the Appendix) are to be construed as references to such document or agreement as amended, varied, modified or supplemented from time to time and any document or agreement in addition to or in substitution therefor.

G.	References to times of the day shall (unless otherwise stated) be references to Singapore time.

H.	References to a day, month or year shall be construed by reference to the Gregorian calendar

3

Capital, Credit & Risk Partners Pte. Ltd., 7 Holland Village Way, Lobby B, #05-03/04/05, Singapore 275748

Private & Confidential

Curzon Capital Pte Ltd

133 New Bridge Road #18-09/10 Chinatown Point Singapore 059413

IT IS AGREED as follows:

1.	INTEREST: GENERAL

1.1	Interest on all amounts due and/or owing under or in connection with this Loan Agreement (including default interest) shall, unless the Lender specifically provides otherwise in writing, be calculated on a daily basis with monthly rests and compounded monthly on the last day of each calendar month based on a 365-day or 360-day year (as the case may be) or on such other basis as may be prescribed by the Lender from time to time.

1.2	All interest (including default interest) shall be charged and payable at the respective rates and on the respective dates as set out in the Appendix (or such other part of the Finance Documents if not set out in the Appendix) or at such rates and on such dates as may be prescribed by the Lender from time to time up to the date of full payment of the amounts due or the due date thereof (whichever is later) both before as well as after any judgement obtained.

1.3	Where interest rates are pegged to a reference rate, they are quoted on the condition that the reference rate will not be lower than zero.

1.4	Any change regarding the interest payable under this Loan Agreement shall take effect on the date falling one (1) month after the date of the Lender’s written notice to the Borrower.

2.	INTEREST: DEFAULT INTEREST

Where the Borrower is permitted to utilise any facility prior to formal activation or if any amount under any facility is unpaid on its due date or upon termination of that facility or if any utilisation of any facility has resulted in the permitted limit being exceeded, default interest on such utilised, overdue or excess sum shall be payable above the contracted interest payable on the Facilities and may be compounded monthly or at such other intervals as may be determined by the Lender subject to, in the case of utilisation of any facility prior to formal activation or exceeding the limits, a monthly minimum charge of such amount as may be prescribed by the Lender from time to time.

3.	REPAYMENT

3.1	The Total Indebtedness shall be repaid in full upon the maturity of the Facilities unless the Lender renews the Facilities in the manner as set out under this Loan Agreement.

3.2	Without affecting the generality of Clause 12, the failure to repay or the late repayment the Total Indebtedness shall be an Event of Default unless such is expressly waived by the Lender.

4.	EARLY PREPAYMENT

4.1	The Lender may at its discretion allow the Facilities to be prepaid either in full or part before the maturity date and either with or without a prepayment fee. Unless otherwise prescribed by the Lender, the prepayment fee as set out in the Appendix shall apply.

4.2	If the Borrower intends to prepay the Facilities, the Borrower shall serve on the Lender at least one (1) month’s prior written notice. If such notice is not served, the Borrower shall pay to the Lender at least one (1) month’s interest in lieu of notice.

4

Capital, Credit & Risk Partners Pte. Ltd., 7 Holland Village Way, Lobby B, #05-03/04/05, Singapore 275748

Private & Confidential

Curzon Capital Pte Ltd

133 New Bridge Road #18-09/10 Chinatown Point Singapore 059413

4.2	Partial prepayments are allowed only in multiplies of Singapore Dollars Ten Thousand ($10,000).

5.	COSTS AND EXPENSES

The Borrower shall pay on a full indemnity basis all stamp duties, other taxes, levies, legal costs, administrative fees, insurance premiums, inspection fees, valuation fees and all other costs and expenses incurred by the Lender in connection with the preparation, negotiation, execution, protection, registration, perfection, delivery, performance, exercise or enforcement of the Finance Documents and all other documents in connection with the Facilities (whether or not after the acceptance of the Finance Documents such Facilities are proceeded with or aborted or cancelled for any reason whatsoever prior to drawing or utilisation). Where the Lender has made payment on behalf of the Borrower, the Borrower shall indemnify and reimburse the Lender in full.

6.	RIGHT OF SET-OFF

In addition to all other rights and remedies available to the Lender and without prejudice to any Security Interest (now existing or to be created at a later date), the Lender may at any time without notice (whether before or after demand), set off, combine, consolidate or merge any amounts (whether in full or in part) and any other obligation of the Lender owed to the Borrower towards the satisfaction of the Total Indebtedness whether such Total Indebtedness be present or future, actual or contingent, joint or several, primary or collateral, accrued or not and notwithstanding whether any amount owed to the Borrower by the Lender and the Total Indebtedness are in the same currency or not.

7.	REQUEST FOR DOCUMENTS, INFORMATION AND MATERIALS

The Borrower shall provide and shall procure that each Obligor shall provide the Lender upon request all statements, accounts, other documents, materials, explanations and other information (except documents, information and materials of a proprietary nature) regarding or in connection with their constitution, business, property, assets, operations and finances as may be reasonably required by the Lender from time to time (and including such documents, information and materials as set out in the Appendix).

8.	RIGHTS AND OBLIGATIONS BINDING ON BORROWER AND OBLIGOR

The Borrower acknowledges that the rights given to the Lender in the Finance Documents and the obligations of the Borrower or any Obligor to the Lender shall be binding on the Borrower or each Obligor and each of their successors and shall not be determined or discharged or in any way prejudiced or affected by (a) any liquidation (whether compulsory or voluntary), receivership or insolvency affecting the Borrower or any Obligor, or (b) any change of or effect on the Borrower’s or any Obligor’s (or any of its partners, as the case may be) constitution whether by way of amalgamation, consolidation, reconstruction or otherwise, or (c) any change in the Lender’s constitution whether by way of amalgamation, consolidation, reconstruction or otherwise, or (d) any death, bankruptcy, insanity, invalidity, retirement, admission, dissolution or other disability affecting the Borrower or any Obligor (or any of its partners as the case may be), or I any event of force majeure, and the Borrower shall procure each Obligor to acknowledge the same.

5

Capital, Credit & Risk Partners Pte. Ltd., 7 Holland Village Way, Lobby B, #05-03/04/05, Singapore 275748

Private & Confidential

Curzon Capital Pte Ltd

133 New Bridge Road #18-09/10 Chinatown Point Singapore 059413

9.	INDEMNITY

9.1	The Borrower shall fully indemnify the Lender against all losses howsoever suffered or to be suffered by the Lender as a result of or in connection with any advances prepaid, any advances requested for but not made, and any transaction terminated before the contracted maturity date unless arising solely and directly from the gross negligence, wilful default or fraud of the Lender.

9.2	The Borrower shall procure that each Obligor shall fully indemnify the Lender from and against

(a)	all losses suffered or to be suffered by the Lender in connection with or arising from the Facilities and/or the Finance Documents to which that Obligor is a party, or for anything done or omitted in the exercise or purported exercise of the powers herein contained or occasioned by that Obligor’s breach of any representation, warranty, undertaking or obligations to the Lender therein and (b) all claims, actions and proceedings against the Lender by any purchaser of any Assets provided as collateral to the Lender under any Finance Document and any losses which the Lender has suffered or may suffer by reason of any defect in the Obligor’s title to those Assets.

9.3	The Borrower shall procure that each Obligor shall pay the Lender on demand the amount indemnified and shall pay interest on the sums demanded at such rate as the Lender may prescribe from time to time from the date of demand to the date of full payment, and in the event the Lender does not prescribe the interest rate, the Obligor shall pay interest at the contractual interest rate plus the default interest rate as set out in the Appendix.

10.	REPRESENTATIONS AND WARRANTIES

10.1	The Borrower represents and warrants to the Lender that:

(a)	where it is a corporation, the Borrower and each Obligor is duly incorporated or otherwise properly constituted and validly existing and has power to own its property and Assets under the law of its place of incorporation or constitution and, where the Obligor is an individual, is at least the legal age of majority and independent;

(b)	the Borrower and each Obligor has full capacity, power and authority to execute, deliver, exercise its rights, perform and comply with its obligations under the Finance Documents;

(c)	the Borrower’s and each Obligor’s execution and delivery of and performance of its obligations under the Finance Documents does not and will not violate or conflict with or constitute a default or exceed any limitation under any provision of its constitutional documents or any instrument or agreement with any other party or of any law;

(d)	the Finance Documents constitute the Borrower’s and each Obligor’s legal, valid and binding obligations enforceable against it in accordance with its terms;

(e)	the choice of Singapore law as the governing law of the Finance Documents will be recognised and enforced in its jurisdiction of incorporation or constitution or residence and any judgment obtained in Singapore in relation to the Finance Documents will be recognised and enforced in its jurisdiction of incorporation or constitution or residence;

(f)	it is not required under the law of its place of incorporation or constitution or residence to make any deduction for or on account of tax from any payment it may make under any Finance Document;

6

Capital, Credit & Risk Partners Pte. Ltd., 7 Holland Village Way, Lobby B, #05-03/04/05, Singapore 275748

Private & Confidential

Curzon Capital Pte Ltd

133 New Bridge Road #18-09/10 Chinatown Point Singapore 059413

(g)	under the law of its jurisdiction of incorporation or constitution or residence, it is not necessary that the Finance Documents be filed, recorded or enrolled with any court or other authority in that jurisdiction or that any stamp, registration or similar tax be paid on or in relation to the Finance Documents or the transactions contemplated by the Finance Documents and if any aforementioned is necessary, the Borrower and each Obligor individually undertake that all of such aforementioned action or payment have been done or will be done within the requisite time;

(h)	all actions, conditions and anything whatsoever (including obtaining or maintaining of authorisations, consents, approvals or licenses including exchange control approvals) required or desirable in order to enable the Borrower and/or each Obligor to lawfully enter into, exercise its rights under, perform and comply with its obligations under the Finance Documents, to make the Finance Documents admissible in evidence in its jurisdiction of incorporation or constitution or residence, to create the Security Interest under the Finance Documents or to carry on its business have been taken, obtained, fulfilled and are in full force and effect and will be taken, obtained and fulfilled;

(i)	no event has occurred which constitutes, or which with the giving of notice and/or the lapse of time and/or a relevant determination would constitute, an Event of Default or a contravention or default under, any agreement or instrument to which the Borrower and/or any Obligor is an affected party or is subject to, being a contravention or default which might either have an adverse effect on the business activities, Assets or financial condition of the Borrower and/or any Obligor or which might adversely affect the ability of the Borrower and/or any Obligor to observe or perform any of its obligations under the Finance Documents or constitute an Event of Default under the Finance Documents;

(j)	all information supplied by the Borrower and any Obligor is true, complete and accurate in all material respects as at the date it is given and is not misleading in any respect;

(k)	no information has been withheld which, if given, would result in any other information given being untrue or misleading in any material respect;

(l)	no action, suit or proceedings at law or in equity (whether in Singapore or elsewhere) before any court, tribunal, arbitral or administrative body or government agency that is likely to affect the legality, validity or enforceability against the Borrower or any Obligor of the Finance Documents or of the Borrower’s or any Obligor’s ability to perform the obligations under the Finance Documents, is pending or, to the Borrower’s or any Obligor’s knowledge, threatened;

(m)	no Insolvency Proceeding has been commenced against the Borrower, any Obligor or any of their Related Companies and no insolvency event has occurred or will occur in respect of the Borrower, any Obligor or any of their Related Companies;

(n)	no grounds exist for the making of a liquidation, judicial management, administration, or bankruptcy application or procedure against the Borrower, any Obligor or any of their Related Companies;

7

Capital, Credit & Risk Partners Pte. Ltd., 7 Holland Village Way, Lobby B, #05-03/04/05, Singapore 275748

Private & Confidential

Curzon Capital Pte Ltd

133 New Bridge Road #18-09/10 Chinatown Point Singapore 059413

(o)	all Assets provided as Security Interest to the Lender under the Finance Documents are beneficially owned by the Borrower and/or each Obligor (as the case may be) free from any mortgage, pledge, lien, hypothecation, assignment by way of security, contractual right of set-off, title retention, security interest, charge, encumbrance or other arrangement other than created in favour of the Lender or fully disclosed to the Lender prior to the date of corresponding Finance Document, and the Borrower and/or the Obligor (as applicable) has good and marketable title to those Assets; and

(p)	the Borrower and each Obligor has not been committed or convicted of any serious tax crimes or been subject to any investigation or criminal proceedings, whether in Singapore or elsewhere, in relation to tax matters nor does the Borrower or any Obligor have knowledge of such investigations or proceedings being taken against any of them and none of the Assets provided as Security Interest to the Lender constitutes proceeds from serious tax crimes.

10.2	Each of the above representations and warranties will be correct and complied with at all times during the availability of the Facilities and so long as any sum payable under the Finance Documents. The Borrower and each Obligor undertakes to promptly notify the Lender in writing if any of these representations and warranties cease to be accurate or complete.

11.	COVENANTS AND UNDERTAKINGS

The Borrower irrevocably and unconditionally agrees that, at all times during the availability of any Facilities, it shall observe and abide by the following covenants and undertakings.

(a)	Consents, licences and approvals: The Borrower and each Obligor shall maintain and, where necessary obtain at the Borrower’s or Obligor’s own cost, all necessary consents, licenses, approvals required by the Borrower or Obligor to perform and comply with its obligations under the Finance Documents including requisite exchange control approvals;

(b)	Compliance with law: The Borrower and each Obligor shall in all respects comply with all laws to which it may be subject, if failure so to comply would materially impair its ability to perform its obligations under the Finance Documents;

(c)	Notice of change or occurrence: The Borrower and each Obligor shall promptly notify the Lender in writing:

(i)	of any change to the information provided to the Lender;

(ii)	in the event that any order or warrant is issued against the Borrower or any Obligor or any of the Assets under any applicable anti-money laundering law, including and not limited to the Corruption, Drug Trafficking and Other Serious Crimes (Confiscation of Benefits) Act 1992 of Singapore;

(iii)	of any or any intended, threatened or pending Insolvency Proceedings in respect of the Borrower, any Obligor or any of their Related Companies; and

(iv)	of occurrence of any Event of Default or any event which may potentially constitute an Event of Default; and

(d)	Ensure validity, enforceability and priority: The Borrower and each Obligor shall promptly procure the stamping, lodgement, filing and registration of all or such of the Finance Document(s) with the applicable governmental or other authorities of any relevant jurisdiction in accordance with the law of that jurisdiction or as the Lender may be advised is beneficial for the validity, enforceability or priority of the Security Interest thereunder before the Facilities is/are activated and any subsequent amendment and/or renewal of such registration before the expiry of the current registration in order to protect the priority of the Security Interest. If the Lender does not receive the required documentary evidence of registration of the Security Interest or any amendment or renewal of registration before such activation, renewal or expiry, the Borrower and each Obligor agree the Lender may (but is not obliged to) arrange for and procure such registration, amendment or renewal of registration on such terms and/or take any other steps or actions as the Lender deems fit and debits any of the Borrower’s and/or the Obligor’s account(s) for the costs and expenses so incurred (including legal fees on a full indemnity basis).

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Capital, Credit & Risk Partners Pte. Ltd., 7 Holland Village Way, Lobby B, #05-03/04/05, Singapore 275748

Private & Confidential

Curzon Capital Pte Ltd

133 New Bridge Road #18-09/10 Chinatown Point Singapore 059413

(e)	Ranking of obligations: Subject to pre-existing registered securities, the Borrower shall ensure that its obligations in connection with the Finance Documents will at all times rank at least equally and rateably in all respects with all its other present or future unsecured obligations which will be in addition to the specific securities applicable as indicated in the Finance Documents (except for such obligations as would by virtue only of the law applicable to its liquidation be preferred in the event of its liquidation).

(f)	Reports, financial statements and accounts: Without limiting the generality of Clause 7, the Borrower and each Obligor shall deliver such financial statements and accounts which the Lender may prescribe from time to time including the statements and accounts as set out in the Appendix.

(g)	Additional information: Without affecting the generality of Clause 7, the Borrower and each Obligor shall promptly deliver to Lender such other information as Lender may from time to time require including any change in the address where notices and other legal processes may be served.

(h)	Nature of business: The Borrower and each Obligor shall ensure that it will not substantially alter the nature of its business or amend or alter any provision in its constitutional documents relating to its borrowing powers and principal business activities and its power to create security over its Assets (as the case may be).

(i)	Notice of default: The Borrower and/or each Obligor will notify the Lender within 48 hours from the occurrence of any Events of Default, Potential Event of Default, (as defined under Clause 12) or any other event which might affect its ability to perform its obligations under or in connection with the Finance Documents to which it is a party.

(j)	Re-organisation and ownership: The Borrower shall not undertake or permit any re- organisation, amalgamation, reconstruction, take-over, change in shareholders and/or their proportionate shareholding or any other schemes of compromise or arrangement affecting its present constitution without prior written consent of the Lender, such consent not to be unreasonably withheld.

(k)	Positive net worth: The Borrower and each Obligor shall ensure that they will at all times maintain a positive net worth.

(l)	Insurance: The Borrower and each Obligor shall take out insurance over all such property and assets as required by and acceptable to the Lender (and more particularly as set out in the Appendix) and cause the interest of the Lender as loss payee to be noted on such insurances as may be, and shall punctually make all premiums and other payments as necessary, for effecting or maintaining such insurances and on demand produce to the Lender the receipts for such payments and, in default thereof, the Lender may take out or renew such insurances in such sums and on such terms and conditions as the Lender may think expedient, solely at the cost of the Borrower or the Obligor (as the case may be);

9

Capital, Credit & Risk Partners Pte. Ltd., 7 Holland Village Way, Lobby B, #05-03/04/05, Singapore 275748

Private & Confidential

Curzon Capital Pte Ltd

133 New Bridge Road #18-09/10 Chinatown Point Singapore 059413

(m)	Encumbrance: The Borrower shall not create any mortgage, pledge, lien, hypothecation, assignment by way of security, contractual right of set-off, title retention, security interest, charge, encumbrance or other arrangement in or over any property and assets or any proceeds from those property and assets that are financed or to be financed by the Lender other than the Security Interest in favour of the Lender as contemplated under the Finance Documents;

(n)	Further indebtedness: The Borrower shall not incur any further indebtedness, other than in the ordinary course of business, after the date of the acceptance of the Facilities without prior consent of the Lender, such consent not to be unreasonably withheld and provided always that the Lender’s interests and priority thereof remain pari passu with the further indebtedness;

(o)	Pari Passu Ranking: The Borrower’s payment obligations to the Lender under the Finance Documents shall rank in priority to its payment obligations to the Subordinated Lenders in respect of the Subordinated Indebtedness and shall at least rank pari passu with the claims of all other unsecured and unsubordinated creditors of the Borrower, except for obligations mandatorily preferred by law applying to companies generally.

(p)	Giving effect to the Finance Documents: The Borrower shall do and/or procure to be done all such acts and things and execute and procure each Obligor to execute all such documents as may be required under the terms and conditions of the Facilities, or as may be required by the Lender to give effect to the undertakings contained in the Finance Documents and/or as may be contemplated in the Facilities. The Borrower acknowledges that time of performance on its part shall be of the essence in respect of the aforesaid and its other obligations under the Finance Documents;

(q)	Additional representations:

(i)	The Borrower and each Obligor is a company duly incorporated under the relevant laws of the jurisdiction as indicated in this Loan Agreement with full power and authority to conduct its business;

(ii)	Each of the Borrower, the Obligor and any subsidiary of the Borrower or any Obligor is solvent and is able to pay its debts (including subordinated and contingent debts) and is not in liquidation or insolvent and, to the best of its knowledge and belief having made reasonable enquiries, no steps have been taken by any person for or with a view to the appointment of a liquidator, provisional liquidator, interim receiver, receiver and/or manager, judicial manager, interim judicial manager or special manager, or administrator of the Borrower or any of its business, undertaking, property, assets and revenue or the equivalent in any other applicable jurisdiction;

10

Capital, Credit & Risk Partners Pte. Ltd., 7 Holland Village Way, Lobby B, #05-03/04/05, Singapore 275748

Private & Confidential

Curzon Capital Pte Ltd

133 New Bridge Road #18-09/10 Chinatown Point Singapore 059413

(ii)	The Borrower and each Obligor has the full capacity to make the representations, warranties and undertakings contained in the Finance Documents and the representations, warranties and undertakings contained in the Finance Documents constitute valid, binding and enforceable obligations of the Borrower and each Obligor in accordance with their terms and conditions;

(iii)	The entering into and the making of the representations, warranties and undertakings in the Finance Documents does not contravene any law, regulation or authorisation binding on the Borrower and each Obligor;

(iv)	The Borrower and each Obligor shall not disclose the Finance Documents to any third parties without prior written consent from the Lender; and

(v)	The execution of Finance Documents and the performance of the obligations to be assumed under them by the Borrower and each Obligor shall be or shall have been duly authorised by all necessary corporate actions of the Borrower and each Obligor respectively.

(r)	Payment of taxes, duties etc: The Borrower will pay or procure payment for all and any stamp and other documentary taxes or duties in any jurisdiction as required to give effect to the Finance Documents, including interest and penalties resulting from any delay or omission on the part of the Borrower, payable on or in connection with the Finance Documents;

(s)	Indemnity: The Borrower will indemnify the Lender in respect of any loss, claim or damage that may be sustained by the Lender as a result of any breach of the representations, warranties and undertakings contained in the Finance Documents.

(t)	Amendments: No amendments to the terms and conditions the Finance Documents shall be binding on any of the parties unless the amendments are in writing and signed and delivered to all relevant parties.

(u)	Verification: The Lender reserves the right to contact any party in the transaction financed or any party issuing any document filed in relation to the transaction to verify information. The Borrower hereby expressly waives any requirements for his consent where applicable.

(v)	Loan drawing: Each drawdown request shall be provided by the Borrower no later than the notice period as set out in the Appendix before the proposed drawdown date. Each drawdown request shall be irrevocable, be made in writing and include the following information: the facilities to be utilised and the proposed drawdown date (which shall be a Business Day).

(w)	First drawdown: The first drawing on the Facilities shall be made by the Borrower not more than 30 calendar days from the date of this Loan Agreement, unless otherwise agreed in writing, failing which the Facilities may be cancelled by the Lender.

12.	EVENTS OF DEFAULT

12.1	If at any time and for any reason, whether within or beyond the control of any party to the Finance Documents, any of the following events occurs then, at any time while any such event is continuing, the Lender may by notice in writing to the Borrower declare that an Event of Default has occurred:

(a)	Non-payment: The Borrower fails to make payment of any sum payable under any Finance Document when due in the manner as set out therein to which it is a party (whether in respect of principal, interest or otherwise); or

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Capital, Credit & Risk Partners Pte. Ltd., 7 Holland Village Way, Lobby B, #05-03/04/05, Singapore 275748

Private & Confidential

Curzon Capital Pte Ltd

133 New Bridge Road #18-09/10 Chinatown Point Singapore 059413

(b)	Other breach of Finance Documents: The Borrower or any Obligor defaults in the due performance or observance of any provision contained in any Finance Document to which it is a party (other than those contained in Clause 12.1(a)); or

(c)	Misrepresentation: Any representation, warranty or statement by the Borrower or any Obligor in any Finance Document to which it is a party or in any document delivered by the Borrower or any Obligor under any Finance Document to which it is a party or in any document delivered by any party thereunder is not complied with in any respect or is or proves to have been incorrect in any respect when made or, if made on any later date, is or proves to have been incorrect in any respect on that later date; or

(d)	Cross default: (i) Any other indebtedness of the Borrower or any Obligor or any subsidiary of the Borrower or any Obligor (aa) is or is declared to be due and payable before its normal maturity by reason of any actual default, event of default or the like (howsoever called), or (bb) is not being repaid on the due date for payment thereof as extended by any days of grace permitted under the agreement or other document evidencing or constituting such indebtedness, or (ii) the availability of any other loan, guarantee or facility under which the Borrower or any Obligor or any subsidiary of the Borrower or any Obligor may incur indebtedness is cancelled by the provider thereof or becomes capable of being so cancelled; or

(e)	Insolvency: The Borrower or any Obligor or any subsidiary of the Borrower or any Obligor (i) stops, suspends or threatens to stop or suspend payment of all or any part of its debts or commences negotiations or takes proceedings or any other steps with a view to rescheduling or deferring all its indebtedness or any part thereof which it will or might otherwise be unable to pay when due, or (ii) proposes or makes a general assignment or an arrangement or composition with or for the benefit of its creditors, or (iii) otherwise than for the purposes of a consolidation, amalgamation, merger, reconstruction or scheme the terms of which have previously been approved by the Lender, ceases or threatens to cease to carry on its business, or (iv) becomes insolvent or is unable or deemed unable to pay its debts within the meaning of Section 125(2) of the Insolvency, Restructuring and Dissolution Act 2018 or relevant law or admits in writing its inability to pay its debts as and when they fall due; or

(f)	Business in jeopardy: The business of the Borrower or any subsidiary or Related Company is, in the opinion of the Lender, in jeopardy and notice thereof has been given to the Borrower;

(g)	Execution proceedings: A distress, attachment, execution or other legal process is levied, enforced or sued out on or against all or any part of the business, undertaking, property, assets or revenue of the Borrower or any Obligor or any subsidiary of the Borrower or any Obligor; or

12

Capital, Credit & Risk Partners Pte. Ltd., 7 Holland Village Way, Lobby B, #05-03/04/05, Singapore 275748

Private & Confidential

Curzon Capital Pte Ltd

133 New Bridge Road #18-09/10 Chinatown Point Singapore 059413

(h)	Enforcement of security: An encumbrancer takes possession of or a trustee, receiver, judicial manager, administrator or similar officer is appointed in respect of all or any part of the business, undertaking, property, assets or revenue of the Borrower or any Obligor or any subsidiary of the Borrower or any Obligor, or any Security Document or any Security Interest becomes enforceable; or

(i)	Insolvency Proceedings: Except for the purpose of a solvent reconstruction or amalgamation on terms and conditions which shall have first been approved by the Lender:

(i)	a meeting of the shareholders or of the directors of the Borrower or any Obligor or any subsidiary of the Borrower or any Obligor is convened to consider a resolution to petition for its liquidation, judicial management or administration and any such resolution is passed; or

(ii)	a statutory demand is filed or any step is taken or a petition is presented or other proceedings initiated for the liquidation, judicial management, bankruptcy or administration of the Borrower or any Obligor or any subsidiary of the Borrower or any Obligor; or

(iii)	an order is made for the liquidation, judicial management, bankruptcy or administration of the Borrower or any Obligor or any subsidiary of the Borrower or any Obligor; or

(iv)	a moratorium is agreed or declared in respect of any indebtedness of the Borrower or any Obligor or any subsidiary of the Borrower or any Obligor; or

(j)	Illegality: It is or becomes unlawful for the Borrower or any Obligor to perform or comply with any of its obligations under any Finance Document to which it is a party; or

(k)	Invalidity: Any Finance Document is not, or is claimed by any party (other than the Lender) to the Finance Document not to be, in full force and effect; or

(l)	Legal proceedings: Any court, arbitration or administrative proceedings of any kind whatsoever (whether criminal or civil) is instituted against the Borrower or any Obligor or any subsidiary of the Borrower or any Obligor; or

(m)	Compulsory acquisition: A notice or proposal shall be issued or made or any step is taken for the compulsory acquisition, seizure, nationalisation or expropriation of all or a material or substantial part of the business, undertaking, property, assets or revenue of the Borrower or any Obligor or any subsidiary of the Borrower or any Obligor; or

(n)	Security enforceable or in jeopardy: The Security Interest created by any Security Document shall become enforceable or in jeopardy and written notice thereof has been given to the Borrower; or

(o)	Declared company: The Borrower or any Obligor or any subsidiary of the Borrower or any Obligor is a declared company under Part IX of the Companies Act 1967; or

(p)	Qualified audit: The Borrower's or any Obligor's respective auditors qualify their report to the audited accounts of the Borrower or such Obligor in a manner which is, in the opinion of the Lender, material in the context of the Finance Documents; or

(q)	Material adverse change: Any event or series of events whether related or not occurs or circumstances arise which, in the opinion of the Lender, has or could have a material adverse effect on the Borrower or any Obligor or any subsidiary of the Borrower or any Obligor and give(s) the Lender grounds for believing that the Borrower or such Obligor may not (or may be unable to) perform or comply with any of its obligations under any Finance Document to which it is a party; or

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Capital, Credit & Risk Partners Pte. Ltd., 7 Holland Village Way, Lobby B, #05-03/04/05, Singapore 275748

Private & Confidential

Curzon Capital Pte Ltd

133 New Bridge Road #18-09/10 Chinatown Point Singapore 059413

(r)	Analogous proceedings: Any event occurs which, under the law of any relevant jurisdiction, has an analogous or equivalent effect to any of the events mentioned in this Clause 12.1; or

(s)	Management authority: The Borrower's present management is wholly or substantially displaced or has its authority curtailed; or

(t)	Bankruptcy: Any step is taken to obtain an interim order in respect of the Personal Guarantor under any bankruptcy legislation, or if any application is made or petition presented pursuant to any applicable statutes or regulations for a bankruptcy order against any such Personal Guarantor, or if there is any death, insanity or disability of any such Personal Guarantor; or

(u)	Subordination: Subject to the terms of the Deed of Subordination, the Subordinated Indebtedness is no longer subordinated to all amounts outstanding under the Loan Agreement.

12.2	Upon the declaration by the Lender that an Event of Default has occurred:

(a)	the whole of the Total Indebtedness shall immediately become due and payable upon demand;

(b)	the obligations of the Lender under this Loan Agreement shall be automatically and forthwith cancelled;

(c)	any Facilities which has not been drawn down, utilised or cancelled (as the case may be) shall automatically be cancelled and forthwith cease;

(d)	it shall be lawful for the Lender without giving any prior notice to the Borrower or any Obligor or any other person, to forthwith enforce the Security Documents in accordance with their respective terms and conditions; and

(e)	without prejudice to its rights of enforcement against the Security, the Lender shall have the right to commence such legal proceedings as it deems fit to enforce its right to immediate repayment including making any demand of the Borrower; taking any action or obtaining any judgment in any court against the Borrower; making or filing any claim or proof in liquidation or dissolution of the Borrower, without

12.3	All sums received by the Lender pursuant to Clause 12.2 shall be applied in or towards satisfaction of Borrower’s liabilities and obligations on any account and/or the amounts secured by the Security Documents and in such order as the Lender may in its absolute discretion determine (and the Lender may credit the same to a suspense account for so long and in such manner as the Lender may determine).

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Capital, Credit & Risk Partners Pte. Ltd., 7 Holland Village Way, Lobby B, #05-03/04/05, Singapore 275748

Private & Confidential

Curzon Capital Pte Ltd

133 New Bridge Road #18-09/10 Chinatown Point Singapore 059413

13.	GENERAL TERMS AND CONDITIONS

(a)	Goods and Services Tax ("GST"): The Borrower shall pay all GST or any other tax of a similar nature that may be substituted for or levied in addition to it, chargeable by law on any payment hereunder in addition to all other sums payable hereunder or relating hereto, and indemnify the Lender against the payment which the Lender is required by law to collect and make payment in respect of such GST.

(b)	No conflict: The entering into and performance of the Finance Documents and the transactions contemplated hereby and thereby do not and will not conflict with:

(i)	any applicable law, regulation or any court, arbitral or administrative order,

(ii)	the Borrower’s constitutional documents such as its Memorandum and Articles of Association or Constitution, or

(iii)	any agreement or document to which the Borrower is a party or which is binding upon it or any of its business, undertaking, property, assets and revenue, nor result in the creation or imposition of any encumbrance on its business, undertaking, property, assets and revenue pursuant to the provisions of any such agreement or document to the effect that such conflict or encumbrance has or is likely to result in any material adverse effect on the ability of it to perform any of its obligations under the Finance Documents to which it is a party;

(d)	Lender’s rights cumulative and waivers: The Lender’s rights under the Finance Documents are cumulative, may be exercised as often as it considers appropriate and are in addition to its rights under general law. The Lender's rights (whether arising under the Finance Documents or under general law) shall not be capable of being waived or varied otherwise than by an express waiver or variation in writing; and in particular any failure to exercise or any delay in exercising any such rights shall not operate as a waiver or variation of that or any other right; any defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other right; and no act or course of conduct or negotiation on the Lender's part shall in any way preclude the Lender from exercising any such right or constitute a suspension or variation of any such right.

(e)	Rights binding on the Borrower: The rights given to the Lender in the Finance Documents shall be binding on the Borrower and its successors and shall not be determined or in any way prejudiced or affected by (i) any liquidation (whether compulsory or voluntary) affecting the Borrower or any corporate Obligor or any change in the Borrower's or corporate Obligor’s constitution whether by way of amalgamation, consolidation, reconstruction or otherwise, or (ii) any change in the Lender’s constitution whether by way of amalgamation, consolidation, reconstruction or otherwise, or (iii) any death, bankruptcy, insanity or other disability affecting any Personal Guarantor.

(f)	Assignment and Novation: The Finance Documents shall benefit and be binding on the parties, and their successors and permitted assigns. The Lender may assign, novate and transfer all or part of its rights and obligations under the Finance Documents without the consent of the Borrower or any other party to the same, and the Borrower expressly agrees to such assignment, novation or transfer in advance and waives all objections to the same. The Lender may also make the Facilities available from and receive the benefit of any payment due to it at any of its other offices. The Borrower and any other party to the Finance Documents may not assign, novate or transfer any of its rights or obligations under the Finance Documents to which it is a party without the prior written consent of the Lender

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Capital, Credit & Risk Partners Pte. Ltd., 7 Holland Village Way, Lobby B, #05-03/04/05, Singapore 275748

Private & Confidential

Curzon Capital Pte Ltd

133 New Bridge Road #18-09/10 Chinatown Point Singapore 059413

(g)	Additional security to Personal Guarantee: If the Facilities are, inter alia, secured by a Personal Guarantee, the Lender will have the right to review the guarantee and call for additional security if in its opinion the Personal Guarantor is or will be unable to perform his obligations in full under the Personal Guarantee.

(h)	Additional security to Corporate Guarantee: If the Facilities are, inter alia, secured by a Corporate Guarantee, the Lender will have the right to review the guarantee and call for additional security if in its opinion the Corporate Guarantor is or will be unable to perform its obligations in full under the Corporate Guarantee.

(i)	Severability: If any one or more of the provisions contained herein or any part thereof shall be deemed invalid, unlawful or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions or part thereof contained herein shall not in any way be affected or impaired but these terms and conditions shall be construed as if such invalid, unlawful or unenforceable provision or part thereof had never been contained herein.

(j)	Further act or assurance: The Borrower and/or any Obligor shall entirely at its own cost and expense and as soon as practicable after written demand by the Lender make, execute, do and perform, or cause to be made, executed, done and performed all such further acts, agreements, assignments, mortgages, charges, assurances, deeds, instruments and documents of whatsoever nature as the Lender shall reasonably require to reflect or perfect the agreement or any security afforded or created or intended to be afforded or created pursuant to the terms of the Finance Documents or any other document or otherwise howsoever arising or relating to the Facilities (including the Security Documents). For the avoidance of doubt, the Borrower acknowledges that, as of the date of this Loan Agreement, not all Security Documents may have been finalised, executed and/or perfected by the Obligors, and the Borrower agrees to do all such further acts as may be necessary to finalise, execute and/or to procure the execution by the Obligors of all Security Documents and/or perfect all outstanding Security Documents.

(k)	Statement / Certificate: A statement or certificate in writing signed by the Lender or an employee of the Lender or any person nominated by the Lender under the hand of any authorised officer of the Lender certifying (i) the amount due at any time in respect of any sums owing or payable by the Borrower to the Lender and/or any liabilities incurred by Lender and payable by the Borrower to the Lender under or by virtue of any terms and conditions of the Finance Documents, or (ii) any interest rate applicable shall be final and conclusive of the matters so certified and be binding upon the Borrower, save for manifest error.

(l)	No set-off or deduction: All amounts payable by the Borrower under the Facilities and in connection with the Finance Documents (whether of principal, interest, fees or otherwise) shall be paid in full, free of restriction or condition and without set-off or counterclaim, deduction or withholding unless the deduction or withholding is a tax deduction or withholding required by law, in which event:

(i)	the Borrower shall promptly upon becoming aware that it must make a tax deduction or withholding (or that there is any change in the rate or the basis of a tax deduction or withholding) notify the Lender accordingly;

(ii)	if the Borrower is required to make a tax deduction or withholding, the Borrower shall make that tax deduction and any payment required in connection with that tax deduction or withholding within the time allowed and in the full amount required by law before any interest or penalty becomes payable; and

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Capital, Credit & Risk Partners Pte. Ltd., 7 Holland Village Way, Lobby B, #05-03/04/05, Singapore 275748

Private & Confidential

Curzon Capital Pte Ltd

133 New Bridge Road #18-09/10 Chinatown Point Singapore 059413

(iii)	within fourteen (14) days of making either a tax deduction or withholding or any payment required in connection with that tax deduction or withholding, the Borrower shall deliver to the Lender evidence satisfactory to the Lender that the tax deduction or withholding has been made or (as applicable) any appropriate payment paid to the relevant taxing authority, and the amount of any payment due from the Borrower under the Finance Documents shall be increased to the amount necessary to ensure that the Lender receives a net amount equal to the full amount which it would have received had such payment not been made subject to any such tax deduction or withholding.

(m)	Indemnities: Without prejudice to the provisions of Clause 13(l), if the Lender is required by any applicable law to make any payment, whether on account of tax (not being a tax imposed on the overall net income of the Lender) or otherwise or on or in relation to any sum received or receivable under any Finance Document by the Lender (including, without limitation, any sum received or receivable under this Clause 13(m) or any liability in respect of any such payment is asserted, imposed, levied or assessed against the Lender, the Borrower shall, upon demand of the Lender, promptly indemnify the Lender against such payment or liability, together with any interest, penalties and expenses payable or incurred in connection therewith.

(n)	Survival provisions: The expiration or termination of any or all of the Finance Documents shall not relieve the Parties of their respective obligations that by their nature should survive such expiration or termination, including warranties, undertakings, remedies, promises of indemnity and confidentiality.

(n)	Governing law and forum: The Finance Documents and any dispute or claim arising out of or in connection with it or its subject matter or formation (including non-contractual disputes or claims) shall be governed by and construed in accordance with the laws of Singapore. Each of the parties hereto agrees to submit to the jurisdiction of the Singapore courts and agrees that the Singapore courts shall have jurisdiction to hear and determine any suit, action, or proceedings, and to settle any disputes, which may arise out of or in connection with the Finance Documents.

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Capital, Credit & Risk Partners Pte. Ltd., 7 Holland Village Way, Lobby B, #05-03/04/05, Singapore 275748

Private & Confidential

APPENDIX

This summary of terms and conditions of the Facilities:

Borrower	Otsaw Digital Pte Ltd
Lender	Curzon Capital Pte Ltd
Currency	Singapore Dollars ("SGD")
Facility	Working Capital Loan
Amount	SGD 2,000,000.00
Purpose	To support the working capital requirement arising from business activity
Fees & Charges	Facility fee (one-time) 4.0% on approved funding amount, payable upon loan disbursement Renewal fee (upon renewal) 1% on the outstanding principal amount, payable upon renewal and subject to the Lender's approval
Interest Rate	Pricing 16% per annum (Effective Interest Rate) Late interest or Default interest 5% p.a. above the rate charge for the unpaid sum
Repayment Structure **(Placeholder)**	The repayment schedule will be structured as follows:

Year(s)	Principal	Interest
Year 1	Repayment of 1/3 of the original approved principal amount at the end of year 1	Monthly servicing
Year 2	Repayment of 1/3 of the original approved principal amount at the	Monthly servicing

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Capital, Credit & Risk Partners Pte. Ltd., 7 Holland Village Way, Lobby B, #05-03/04/05, Singapore 275748

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	<table><tr><td></td><td>end of year 1 at the end of year 2</td><td></td></tr><tr><td>Year 3</td><td>Repayment of the remaining 1/3 of the principal amount at the end of year 3</td><td>Monthly servicing</td></tr></table> Note: In the event the first day of the month falls on a weekend or public holiday (hereinafter referred to as a “non-business day”), the Borrower agrees to make the transfer of the Principal and Interest payment on the next succeeding business day
Tenor	The tenor will be 36 months from date of first drawdown, subject annual renewal
Drawdown Condition	Single drawing
Disbursement	Disbursement to be made into Borrower’s current account by the Lender is allowed for pre-approved usage conditions
Security & support	(i) Director’s personal guarantee to be provided by Mr. Ling Ting Ming [redacted] (ii) Deed of subordination for related party’s loan
Prepayment	Prepayment fee

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Capital, Credit & Risk Partners Pte. Ltd., 7 Holland Village Way, Lobby B, #05-03/04/05, Singapore 275748

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	Flat rate of 1.5% on the principal amount prepaid if prepayment is made within the loan tenor <u>Mandatory prepayment upon IPO event, at the sole discretion of the Lender</u> In the event that the Borrower, or any of its subsidiaries or affiliates, completes an initial public offering (IPO) of its equity securities (an "IPO Event"), the Borrower shall within a reasonably agreed timeline (not later than 90 days after the IPO), repay the outstanding principal balance of the loan, together with all accrued and unpaid interest, fees, and any other amounts owing under this Agreement, in full. The Borrower shall notify the Lender in writing at least 30 days prior to the anticipated IPO Event date
Undertakings (Reporting and Non-Financial covenants)	Undertakings usual for transactions of this nature. These shall include, without limitation, the following: <u>Reporting</u> The Borrower is required to provide or submit documents on company's business operations and key financial performance indicators: (i) Financial statement/Management report (including income statement, balance sheet and cash flow statement) Frequency: Annual submission (ii) Latest three months' Main Operating Bank statement Frequency: Annual submission (iii) Updated tracker for new sales, maintenance and renewal projects Frequency: Annual submission <u>Non-financial covenants</u> (i) In the event of any proposed change in control or shareholdings of the Borrower's company, the Borrower shall notify the Lender in writing by giving one month notice in advance

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Capital, Credit & Risk Partners Pte. Ltd., 7 Holland Village Way, Lobby B, #05-03/04/05, Singapore 275748

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Capital, Credit & Risk Partners Pte. Ltd., 7 Holland Village Way, Lobby B, #05-03/04/05, Singapore 275748

Private & Confidential

	For the Personal Guarantor(s) (i) National Registration Identification Card or Passport (ii) Proof of residence (iii) Credit bureau report (iv) Personal net worth declaration
Condition Subsequent	(i) Executed call option agreement – The Exercise Price of each Option Share shall be fixed at a discount of 25% to the IPO price (ii) Executed personal guarantee (iii) Executed deed of subordination
Financial Covenants ***(placeholder)***	(i) Debt to EBITDA- must be not more than 2.0x Formula: Total Borrowings exclude leases divided by EBITDA (ii) Interest Coverage ratio – must be more than 1.5x Formula: EBITDA divided by Interest cost on Total Borrowings exclude leases (iii) Min. Debt Service Coverage ratio – 1.25x Formula: EBITDA divided by Total Borrowings exclude leases
Governing law & Jurisdiction	This term sheet shall be governed by and construed in accordance with the laws of Singapore. Any disputes arising from this term sheet shall be subject to the exclusive jurisdiction of the courts of Singapore

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Curzon Capital Pte Ltd

133 New Bridge Road #18-09/10 Chinatown Point Singapore 059413

Execution Page

Signed by Kevin Wibowo	)
For an on behalf of the Lender	)
Curzon Capital Pte Ltd	)	Kevin Wibowo (Sep 4, 2024 19:22 GMT+8)
In the presence of:	)

Signature of Witness
Name of Witness:___________________
NRIC / FIN / Passport No.________________

Signed by	)
Ling Ting Ming	)
For an on behalf of the Borrower	)
OTSAW Digital Pte Ltd	)	Ling Ting Ming (Sep 3, 2024 22:09 EDT)
In the presence of:	)

Curzon Capital Pte. Ltd., 133 New Bridge Road #18-09/10 Chinatown Point Singapore 059413

Private & Confidential

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